Provisions and contingencies	12 Months Ended
Dec. 31, 2024
Provisions and contingencies
Provisions and contingencies

17 Provisions and contingencies

Accounting policy

In the normal course of business the Group is involved in various legal disputes. Provisions are made for loss contingencies when it is deemed probable that an adverse outcome will occur and the amount of the losses can be reasonably estimated. Where the Group is the plaintiff in pursuing claims against third parties, legal and associated expenses are charged to the income statement as incurred. The recognition of provisions for legal disputes is subject to a significant degree of estimation. In making its estimates, management takes into account the advice of internal and external legal counsel. Provisions are reviewed regularly and amounts updated where necessary to reflect developments in the disputes. The ultimate liability may differ from the amount provided depending on the outcome of court proceedings or settlement negotiations or as new facts emerge. Insurance recoveries are recognised when the inflow of benefits is virtually certain and are presented within other receivables.

A provision for onerous contracts is recognised when the expected benefits to be derived by the Group from a contract are lower than the unavoidable cost of meeting its obligations under the contract.

A provision for restructuring and rationalisation is recognised when the Group has approved a detailed and formal restructuring plan and the restructuring either has commenced or has been communicated to those affected. Restructuring provisions primarily include severance costs and are expected to be utilised within one year. Future operating losses and costs associated with ongoing activities are not provided for.

17.1 Provisions

	Restructuring
	and
	rationalisation		Legal and other
	provisions	Metal-on-metal	provisions	Total
	$ million	$ million	$ million	$ million
At 1 January 2023	30	239	58	327
Charge to income statement	220	–	9	229
Release to income statement	–	(8)	(19)	(27)
Unwinding of discount	–	5	–	5
Utilised	(160)	(87)	(7)	(254)
Exchange adjustment	1	–	–	1
At 31 December 2023	91	149	41	281
Charge to income statement	123	–	12	135
Release to income statement	–	(28)	(2)	(30)
Unwinding of discount	–	6	–	6
Utilised	(153)	(14)	(20)	(187)
Exchange adjustment	(2)	–	–	(2)
At 31 December 2024	59	113	31	203
Provisions – due within one year	59	28	21	108
Provisions – due after one year	–	85	10	95
At 31 December 2024	59	113	31	203
Provisions – due within one year	91	111	31	233
Provisions – due after one year	–	38	10	48
At 31 December 2023	91	149	41	281

The principal elements within restructuring and rationalisation provisions relate to the Operations and Commercial Excellence programme announced in February 2020 and the efficiency and productivity elements of the 12-Point Plan.

For the year ended 31 December 2024, charges primarily include severance, asset write-offs and integration and dual running costs. For the year ended 31 December 2023, charges primarily include severance, business advisory services, asset write-offs, contractual termination and integration and dual running costs.

The restructuring and rationalisation provisions as at 31 December 2024 and 2023 primarily relate to severance costs.

The Group has estimated a provision of $113m (2023: $149m) relating to the present value at 31 December 2024 of the estimated costs to resolve all other known and anticipated metal-on-metal hip claims globally. The estimated value of the provision has been determined using an actuarial model. While the provision is based on a number of assumptions, including factors such as the number, outcome and value of claims, a reasonable change in assumptions would not give rise to a material adjustment. The provision does not include any possible further insurance recoveries on these claims or legal fees associated with defending claims.

The legal and other provisions mainly relate to various other product liability and intellectual property litigation matters. The Group carries considerable product liability insurance, and will continue to defend claims vigorously.

All provisions are expected to be substantially utilised within five years of 31 December 2024 and none are treated as financial instruments.

Group financial statements continued

Notes to the Group accounts continued

17 Provisions and contingencies continued

17.2 Contingencies

The Company and its subsidiaries are party to various legal proceedings, some of which include claims for substantial damages. The outcome of these proceedings cannot readily be foreseen, but except as described herein management believes none of them are likely to result in a material adverse effect on the financial position of the Group. The Group provides for outcomes that are deemed to be probable and can be reliably estimated. There is no assurance that losses will not exceed provisions or will not have a significant impact on the Group’s results of operations in the period in which they are realised.

17.3 Legal proceedings

Product liability claims

The Group faces claims from time to time for alleged defects in its products and has on occasion recalled or withdrawn products from the market. Such claims are endemic to the medical device industry. The Group maintains product liability insurance subject to limits and deductibles that management believes are reasonable. All policies contain exclusions and limitations, however, and there can be no assurance that insurance will be available or adequate to cover all claims.

This includes matters raising concerns about possible adverse effects of hip implant products with metal-on-metal (MoM) bearing surfaces for which the Group has incurred and will continue to incur expenses to defend claims in this area.

As of December 2024, approximately 300 such claims were pending with the Group around the world. Most claims relate to the Group’s BHR product, including its two modular metal-on-metal components: the Birmingham Hip Modular Head (BHMH) and the optional metal liner component of the R3◊ Acetabular System (R3ML). The BHMH and R3ML are no longer on the market: the R3ML was withdrawn in 2012 and the BHMH was phased out in 2014. In 2015, the Group ceased offering smaller sizes of the BHR and restricted instructions for BHR use in female patients. These actions were taken to ensure that the BHR is used only in those patient groups where it continues to demonstrate strong performance.

Through the end of 2024, entities of the Group have entered into several group, as well as individual, MoM related settlements without admitting liability. The Group requested indemnity from its product liability insurers for most of these MoM hip implant settlements and insurers have indemnified the Group to the limits of their respective applicable policies.

Litigation outcomes are difficult to predict and defence costs can be significant. The Group takes care to monitor the clinical evidence relating to its products, including its metal hip implant products, to help ensure that its product offerings are designed to serve patients’ interests.

Intellectual property disputes

The Group engages, as both plaintiff and defendant, in litigation with various competitors and others over claims of patent infringement and other intellectual property matters. These disputes are heard in courts in the US and other jurisdictions and also before agencies that examine patents. Outcomes are rarely certain and costs are often significant. The Group provides for these types of matters when and where appropriate.

17.4 Tax matters

At any given time the Group has unagreed years outstanding in various countries and is involved in tax audits and disputes, some of which may take several years to resolve. Provisions are based on best estimates and management’s judgements concerning the likely ultimate outcome of any audit or dispute. Management considers the specific circumstances of each tax position and takes external advice, where appropriate, to assess the range of potential outcomes and estimate additional tax that may be due. The Group believes that it has made adequate provision in respect of additional tax liabilities that may arise. See Note 5 for further details.